U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-12


                           PHILLIPS PETROLEUM COMPANY
----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ---------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ---------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ---------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ---------------------------------------------------------------------

    5) Total fee paid:

       ---------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    __________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    __________________________________________________________________________
    3) Filing Party:

    __________________________________________________________________________
    4) Date Filed:

    __________________________________________________________________________

                                                              Definitive Copy A

PROXY                                                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           PHILLIPS PETROLEUM COMPANY

                           Annual Meeting May 6, 2002

The undersigned hereby appoints J. MULVA, R. DEVLIN and S. ROY as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company's Annual Stockholders' Meeting to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

                  This Proxy is Continued on the Reverse Side
              Please Sign on the Reverse Side and Return Promptly

Comments:_______________________________________________________________________

         _______________________________________________________________________

                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:


                                   Telephone
                                 1-800-840-1208

                       Call toll-free 1-800-840-1208 on a
                       touch-tone telephone in the United
                              States, Puerto Rico
                           or Canada, and follow the
                       instructions on the reverse side.
                           There is NO CHARGE to you
                                 for this call.

                                       OR

                                      Mail

                              Mark, sign and date
                                your proxy card
                         and return it promptly in the
                         enclosed envelope. If you are
                           outside the United States,
                        Puerto Rico or Canada, you must
                           return your proxy card by
                                 mail to vote.

                                  PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your proxy card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your proxy card in the mail, regardless of your election.

                If you vote your proxy by telephone, you do NOT
                       need to mail back your proxy card.

This Proxy will be voted or not voted as you direct below. In the absence of such direction, it will be voted FOR Directors, and FOR Proposal 1 and AGAINST Proposals 2 and 3.

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Please mark, date, sign and return this proxy card promptly. To vote in accordance with the Company's recommendations no boxes need be checked.

Dated:_________________________________________________________, 2002

_____________________________________________________________________

_____________________________________________________________________
                    Signature(s) of Stockholder(s)

Your signature on this proxy form should be exactly the same as the name(s) imprinted hereon. Persons signing as executors, administrators, trustees, or in similar capabilities, should so indicate.


                              FOLD AND DETACH HERE


IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW. IF YOU VOTE BY TELEPHONE, PLEASE DO
NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

o Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for the Election of Directors or any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for the Election of Directors or Proposals 1, 2 or 3, you will hear the following instructions:

Election of      To VOTE FOR ALL nominees, press 1;
Directors:       To WITHHOLD FOR ALL nominees, press 9;
                 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 1, 2   You may make your selection at any time.
and 3:           To vote FOR, press 1;
                 To vote AGAINST, press 9;
                 To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

[Phillips logo]  Phillips Petroleum Company Annual
                 Meeting May 6, 2002 Admission Ticket

                                                         Definitive Copy B

[PHILLIPS   PHILLIPS PETROLEUM COMPANY
 66 LOGO]   BARTLESVILLE, OKLAHOMA 74004

            HUMAN RESOURCES AND SERVICES



                                      April 1, 2002

To: Phillips Domestic Employees

On December 14, 1995, the Compensation and Benefits Arrangements Stock Trust ("CBT") was established for the Company to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds approximately 27.6 million shares of the Company's common stock. The Trustee for the CBT is Vanguard Fiduciary Trust Company ("Trustee").

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from domestic and certain foreign employees of the Company and subsidiaries who participate in Company stock-related benefit plans and arrangements.

Enclosed is the Voting Direction card. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect to vote, and those directions will govern the Trustee's vote of approximately 95 percent of the 27.6 million shares. The remaining CBT shares will be voted by foreign employees under similar arrangements.

These 27.6 million shares in the CBT represent approximately 6.4 percent of Phillips stock eligible to be voted at the 2002 Annual Stockholders Meeting on May 6, 2002. These shares, combined with the approximately 8.7 percent stock ownership held by the Thrift Plan of Phillips Petroleum Company, the Long-Term Stock Savings Plan of Phillips Petroleum Company and the Tosco Corporation Capital Accumulation Plan, give employees a strong voice in the direction of the Company.



                                    Phillips Petroleum Company

Enclosure

                                                             Definitive Copy C


                    CBT DOMESTIC CONFIDENTIAL VOTING DIRECTION

     Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

      The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Phillips Petroleum Company Compensation and Benefits Arrangements Stock Trust ("CBT") vote all shares of Phillips Petroleum Company common stock (described on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

	I understand that by electing to direct the Trustee's vote of domestic shares held in the CBT, that I become a fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone. If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this card by May 3, 2002, if you do not fill in any boxes or if you return this card unsigned, and if you do not vote by telephone on or before May 3, 2002, the Trustee will conclusively presume that you have rejected your appointment as a directing fiduciary and any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

	This package contains your confidential Voting Direction card to instruct the Trustee of the CBT how to vote shares of Phillips Petroleum Company common stock described on the back of the card.

	Also enclosed is the Company's Notice and Proxy Statement for the 2002 Annual Meeting. The Company's 2001 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.



             This Voting Direction is Continued on the Reverse Side

                              FOLD AND DETACH HERE

Phillips Petroleum Company has acknowledged and agree to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:


                                   Telephone
                                 1-800-840-1208

                       Call toll-free 1-800-840-1208 on or
                           before May 3, 2002, on a
                       touch-tone telephone in the United
                              States, Puerto Rico
                           or Canada, and follow the
                       instructions on the reverse side.
                           There is NO CHARGE to you
                                 for this call.

                                       OR

                                      Mail

                              Mark, sign and date
                             your Voting Direction
                         and return it promptly in the
                        enclosed envelope for receipt by
                            May 3, 2002. If you are
                           outside the United States,
                        Puerto Rico or Canada, you must
                      return your Voting Direction card by
                                 mail to vote.

                                  PLEASE VOTE


Employees who direct the CBT Trustee how to vote shares held by this trust have an important voice in matters which affect Phillips Petroleum Company

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that my allocated portion of domestic shares held by the CBT which includes shares representing the interests of employees who fail to give voting directions be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 3, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                              FOLD AND DETACH HERE


IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 3, 2002. IF YOU VOTE
BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

o Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for the Election of Directors or any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for the Election of Directors or Proposals 1, 2 or 3, you will hear the following instructions:

Election of      To VOTE FOR ALL nominees, press 1;
Directors:       To WITHHOLD FOR ALL nominees, press 9;
                 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 1, 2   You may make your selection at any time.
and 3:           To vote FOR, press 1;
                 To vote AGAINST, press 9;
                 To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

                                                              Definitive Copy D



                        RSP CONFIDENTIAL VOTING DIRECTION
           Phillips Petroleum Company Annual Meeting of Stockholders
                                   May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Retirement Savings Plan of Phillips Petroleum Company ("RSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares representing your part of the Retirement Savings Plan will be voted by the Trustee at the Trustee's discretion.

         This package contains your confidential Voting Direction card to instruct the Trustee of the RSP how to vote shares of Phillips Petroleum Company common stock described on the back of the card below representing your interest in the RSP.

         Also enclosed is the Company's Notice and Proxy Statement for the 2002 Annual Meeting. The Company's 2001 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.


             This Voting Direction is continued on the reverse side

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:


                                    Telephone
                                 1-800-840-1208

                       Call toll-free 1-800-840-1208 on or
                       before May 1, 2002, on a touch-tone
                         telephone in the United States,
                        Puerto Rico or Canada, and follow
                      the instructions on the reverse side.
                            There is NO CHARGE to you
                                 for this call.

                                       OR

                                      Mail

                            Mark, sign and date your
                         Voting Direction and return it
                        promptly in the enclosed envelope
                          for receipt by May 1, 2002.
                          If you are outside the United
                         States, Puerto Rico or Canada,
                          you must return your Voting
                        Direction card by mail to vote.

                                  PLEASE VOTE

Employees who direct the RSP Trustee how to vote shares held by this trust have an important voice in matters which affect Phillips Petroleum Company.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the RSP be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                              FOLD AND DETACH HERE


IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

o Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for the Election of Directors or any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for the Election of Directors or Proposals 1, 2 or 3, you will hear the following instructions:

Election of      To VOTE FOR ALL nominees, press 1;
Directors:       To WITHHOLD FOR ALL nominees, press 9;
                 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 1, 2   You may make your selection at any time.
and 3:           To vote FOR, press 1;
                 To vote AGAINST, press 9;
                 To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

                                                               Definitive Copy E


                                                                    THRIFT/LTSSP

                        Vanguard Fiduciary Trust Company
                                 P.O. Box 2900
                             Valley Forge, PA 19482

                   IMPORTANT THRIFT/LTSSP VOTING INSTRUCTIONS

	We at Vanguard are pleased to be the Trustee for the Thrift Plan of Phillips Petroleum Company (Thrift Plan") and the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP").

	This package contains your confidential Voting Direction cards to instruct the Trustee of the Thrift Plan and the LTSSP how to vote shares of Phillips Petroleum Company common stock described on the enclosed card(s). The voting will take place at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m.

	Also enclosed is the Company's Notice and Proxy Statement for the 2002 Annual Meeting. The Company's 2001 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

NOTE: Only the voting card(s) that apply to you are enclosed.

                            YOUR VOTE IS IMPORTANT!

The Thrift Plan and LTSSP participants who direct the Trustee how to vote shares held by these plans have an important voice in matters which affect Phillips Petroleum Company.

                        You can vote in one of two ways:

ELECTION 1

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA,PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD(S) BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.
TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
o Enter your eleven-digit Control Number which is indicated in the box on the Voting Direction card.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for the Election of Directors or any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for the Election of Directors or Proposals 1, 2, or 3, you will hear the following instructions:

Election of      To VOTE FOR ALL nominees, press 1;
Directors:       To WITHHOLD FOR ALL nominees, press 9;
                 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.
Proposals 1, 2   You may make your selection at any time.
and 3:           To vote FOR, press 1;
                 To vote AGAINST, press 9;
                 To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

                                       OR
ELECTION 2

MARK, SIGN AND DATE YOUR CARD(S) AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. CARD(S) MUST BE RECEIVED BY MAY 1, 2002. IF YOU ARE OUTSIDE THE UNITED STATES, PUERTO RICO OR CANADA, YOU MUST RETURN YOUR VOTING DIRECTION CARD BY MAIL TO VOTE.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

                                                            Definitive Copy F

                                    THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
      Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

             This Voting Direction is continued on the reverse side


                              FOLD AND DETACH HERE

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:


                                    Telephone
                                 1-800-840-1208

                       Call toll-free 1-800-840-1208 on or
                       before May 1, 2002, on a touch-tone
                         telephone in the United States,
                        Puerto Rico or Canada, and follow
                      the instructions on the reverse side.
                            There is NO CHARGE to you
                                 for this call.

                                       OR

                                      Mail

                            Mark, sign and date your
                         Voting Direction and return it
                        promptly in the enclosed envelope
                          for receipt by May 1, 2002.
                          If you are outside the United
                         States, Puerto Rico or Canada,
                          you must return your Voting
                        Direction card by mail to vote.

                                  PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the Thrift Plan be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                               T

                              FOLD AND DETACH HERE                          B


IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

o Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for the Election of Directors or any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for the Election of Directors or Proposals 1, 2 or 3, you will hear the following instructions:

Election of      To VOTE FOR ALL nominees, press 1;
Directors:       To WITHHOLD FOR ALL nominees, press 9;
                 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 1, 2   You may make your selection at any time.
and 3:           To vote FOR, press 1;
                 To vote AGAINST, press 9;
                 To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

                                                            Definitive Copy G

                                     THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
      Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side


                              FOLD AND DETACH HERE


                                     THRIFT
               THRIFT PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
      Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

      The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

      I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan when giving directions for voting shares not representing my part of the Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on pages 27 and 28 of the Thrift Summary Plan Description/Prospectus dated July 1, 2001; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Thrift Plan be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                           T

                              FOLD AND DETACH HERE


I direct that my pro rata portion of all shares representing the interest of Thrift Plan participants who fail to give voting direction be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                               TF

                                                               Definitive Copy H


                                     LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
     Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

             This Voting Direction is continued on the reverse side

                              FOLD AND DETACH HERE


Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:


                                    Telephone
                                 1-800-840-1208

                       Call toll-free 1-800-840-1208 on or
                       before May 1, 2002, on a touch-tone
                         telephone in the United States,
                        Puerto Rico or Canada, and follow
                      the instructions on the reverse side.
                            There is NO CHARGE to you
                                 for this call.

                                       OR

                                      Mail

                            Mark, sign and date your
                         Voting Direction and return it
                        promptly in the enclosed envelope
                          for receipt by May 1, 2002.
                          If you are outside the United
                         States, Puerto Rico or Canada,
                          you must return your Voting
                        Direction card by mail to vote.

                                  PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the LTSSP be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE                              L

                              FOLD AND DETACH HERE                         B

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

o Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for the Election of Directors or any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for the Election of Directors or Proposals 1, 2 or 3, you will hear the following instructions:

Election of      To VOTE FOR ALL nominees, press 1;
Directors:       To WITHHOLD FOR ALL nominees, press 9;
                 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 1, 2   You may make your selection at any time.
and 3:           To vote FOR, press 1;
                 To vote AGAINST, press 9;
                 To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

                                                              Definitive Copy I

                                     LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
     Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side


                              FOLD AND DETACH HERE


                                     LTSSP
              LTSSP PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
     Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on pages 16, 17 and 18 of the LTSSP Summary Plan Description/Prospectus dated July 1, 2001; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

I direct that shares representing my part of the LTSSP be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                          L

                              FOLD AND DETACH HERE


I direct that my pro rata portion of (1) all unallocated shares of stock in the Employer Stock Fund and (2) all shares of stock representing the interest of LTSSP participants who fail to give voting directions be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                          LF

                                                         Definitive Copy J


                                     THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
      Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side


                              FOLD AND DETACH HERE


                                    LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
     Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Thrift Plan be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                            T

                              FOLD AND DETACH HERE

I direct that shares representing my part of the LTSSP be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                           L

                                                           Definitive Copy K



                                     THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
      Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side


                              FOLD AND DETACH HERE


                                     THRIFT
               THRIFT PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
      Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan when giving directions for voting shares not representing my part of the Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on pages 27 and 28 of the Thrift Summary Plan Description/Prospectus dated July 1, 2001; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Thrift Plan be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                              T

                              FOLD AND DETACH HERE


I direct that my pro rata portion of all shares representing the interest of Thrift Plan participants who fail to give voting direction be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                             TF

                                     LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
     Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side


                              FOLD AND DETACH HERE


                                     LTSSP
              LTSSP PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
     Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on pages 16, 17 and 18 of the LTSSP Summary Plan Description/Prospectus dated July 1, 2001; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

I direct that shares representing my part of the LTSSP be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                          L

                              FOLD AND DETACH HERE


I direct that my pro rata portion of (1) all unallocated shares of stock in the Employer Stock Fund and (2) all shares of stock representing the interest of LTSSP participants who fail to give voting direction be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                           LF

                                                              Definitive Copy L


                                                                       TOSCO CAP

                        Vanguard Fiduciary Trust Company
                                 P.O. Box 2900
                             Valley Forge, PA 19482

                         TOSCO CAP VOTING INSTRUCTIONS

We at Vanguard are pleased to be the Trustee for the Tosco Corporation Capital Accumulation Plan ("CAP").

This package contains your confidential Voting Direction cards to instruct the Trustee of the CAP how to vote shares of Phillips Petroleum Company common stock described on the enclosed card. The voting will take place at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m.

Also enclosed is the Company's Notice and Proxy Statement for the 2002 Annual Meeting. The Company's 2001 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

NOTE: Only the voting card(s) that apply to you are enclosed.

                            YOUR VOTE IS IMPORTANT!

The CAP participants who direct the Trustee how to vote shares held by these plans have an important voice in matters which affect Phillips Petroleum Company.

                        You can vote in one of two ways:

ELECTION 1

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA,PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD(S) BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.
TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
o Enter your eleven-digit Control Number which is indicated in the box on the Voting Direction card.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for the Election of Directors or any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for the Election of Directors or Proposals 1, 2, or 3, you will hear the following instructions:

Election of      To VOTE FOR ALL nominees, press 1;
Directors:       To WITHHOLD FOR ALL nominees, press 9;
                 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 1, 2   You may make your selection at any time.
and 3:           To vote FOR, press 1;
                 To vote AGAINST, press 9;
                 To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

                                       OR

ELECTION 2

MARK, SIGN AND DATE YOUR CARD(S) AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. CARD(S) MUST BE RECEIVED BY MAY 1, 2002. IF YOU ARE OUTSIDE THE UNITED STATES, PUERTO RICO OR CANADA, YOU MUST RETURN YOUR VOTING DIRECTION CARD BY MAIL TO VOTE.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your Voting Direction card in the mail, regardless of your election.

                                                            Definitive Copy M


                                      CAP
   TOSCO CORPORATION CAPITAL ACCUMULATION PLAN CONFIDENTIAL VOTING DIRECTIONS
     Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Tosco Corporation Capital Accumulation Plan ("CAP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company's Notice of the Annual Meeting on May 6, 2002.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares in the CAP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

         This package contains your confidential Voting Direction card to instruct the Trustee of the CAP how to vote shares of Phillips Petroleum Company common stock described on the back of the card below representing your interest in the CAP.

         Also enclosed is the Company's Notice and Proxy Statement for the Annual Meeting. The Company's 2001 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.


             This Voting Direction is continued on the reverse side

                              FOLD AND DETACH HERE

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:


                                    Telephone
                                 1-800-840-1208

                       Call toll-free 1-800-840-1208 on or
                       before May 1, 2002, on a touch-tone
                         telephone in the United States,
                        Puerto Rico or Canada, and follow
                      the instructions on the reverse side.
                            There is NO CHARGE to you
                                 for this call.

                                       OR

                                      Mail

                            Mark, sign and date your
                         Voting Direction and return it
                        promptly in the enclosed envelope
                          for receipt by May 1, 2002.
                          If you are outside the United
                         States, Puerto Rico or Canada,
                          you must return your Voting
                        Direction card by mail to vote.

                                  PLEASE VOTE

I direct that shares representing my part of the CAP be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                            C

                              FOLD AND DETACH HERE                       B


IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

o Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for the Election of Directors or any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for the Election of Directors or Proposals 1, 2 or 3, you will hear the following instructions:

Election of      To VOTE FOR ALL nominees, press 1;
Directors:       To WITHHOLD FOR ALL nominees, press 9;
                 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 1, 2   You may make your selection at any time.
and 3:           To vote FOR, press 1;
                 To vote AGAINST, press 9;
                 To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

                                                            Definitive Copy N


                                      CAP
   TOSCO CORPORATION CAPITAL ACCUMULATION PLAN CONFIDENTIAL VOTING DIRECTIONS
     Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Tosco Corporation Capital Accumulation Plan ("CAP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company's Notice of a Annual Meeting on May 6, 2002.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares in the CAP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company and Tosco Corporation have acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

                              FOLD AND DETACH HERE


                                      CAP
         TOSCO CORPORATION CAPITAL ACCUMULATION PLAN PLAN CONFIDENTIAL
                          FIDUCIARY VOTING DIRECTIONS
      Phillips Petroleum Company Annual Meeting of Stockholders May 6, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Tosco Corporation Capital Accumulation Plan ("CAP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the CAP that I become a fiduciary of the CAP for voting such shares; that I must act in the best interests of all participants of the CAP when giving directions for voting shares not representing my part of the CAP; that I have read and understand my duties as a fiduciary as they are described on pages 7 and 8 of the CAP Summary Plan Description/Prospectus Update dated September 14, 2001; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company and Tosco Corporation have acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before May 1, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by May 1, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

I direct that shares representing my part of the CAP be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                           C

                             FOLD AND DETACH HERE


I direct that my pro rata portion of all shares of stock representing the interest of CAP participants who fail to give voting instructions be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE                        CF

                                                        Definitive Copy O


                        SSP CONFIDENTIAL VOTING DIRECTION
          Phillips Petroleum Company Annual Meeting of Stockholders
                                  May 6, 2002

         The undersigned hereby directs that Merrill Lynch Trust Company, Trustee of the Tosco Corporation Store Savings Plan ("SSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 6, 2002, at 10:00 a.m. and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company's Notice of the Annual Meeting on May 6, 2002.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Merrill Lynch Trust Company, does not receive this Voting Direction card by May 1, 2002, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2002, any shares representing your part of the SSP will be voted by the Trustee in the same proportion as the share for which the Trustee has received instructions.


         This package contains your confidential Voting Direction card to instruct the Trustee of the SSP how to vote shares of Phillips Petroleum Company common stock described on the back of the card below representing your interest in the SSP.

         Also enclosed is the Company's Notice and Proxy Statement for the 2002 Annual Meeting. The Company's 2001 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Merrill Lynch Trust Company) should vote.


             This Voting Direction is continued on the reverse side


                              FOLD AND DETACH HERE

Phillips Petroleum Company and Tosco Corporation have acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:


                                    Telephone
                                 1-800-840-1208

                       Call toll-free 1-800-840-1208 on or
                       before May 1, 2002, on a touch-tone
                         telephone in the United States,
                        Puerto Rico or Canada, and follow
                      the instructions on the reverse side.
                            There is NO CHARGE to you
                                 for this call.

                                       OR

                                      Mail

                            Mark, sign and date your
                         Voting Direction and return it
                        promptly in the enclosed envelope
                          for receipt by May 1, 2002.
                          If you are outside the United
                         States, Puerto Rico or Canada,
                          you must return your Voting
                        Direction card by mail to vote.

                                  PLEASE VOTE

I direct that shares representing my part of the SSP be voted by the Trustee as follows:

Please mark
your votes as
indicated in
this example |X|

The Board of Directors recommends votes FOR the Election of Directors and Proposal 1

ELECTION OF                     WITHHOLD
DIRECTORS        FOR   |  |     FOR ALL    |  |

01  Norman R. Augustine       06  J.J. Mulva
02  David L. Boren            07  J. Stapleton Roy
03  Robert E. Chappell, Jr.   08  Randall L. Tobias
04  Robert M. Devlin          09  Victoria J. Tschinkel
05  Larry D. Horner           10  Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

-----------------------------------------------------------------

Proposal 1 - APPOINTMENT OF INDEPENDENT
AUDITORS

FOR       AGAINST     ABSTAIN
|  |        |  |        |  |



                The Board of Directors recommends votes AGAINST
                         Stockholder Proposals 2 and 3

                                        FOR       AGAINST       ABSTAIN
Proposal 2 - ANWR REPORT                |  |        |  |          |  |

                                        FOR       AGAINST       ABSTAIN
Proposal 3 - EXECUTIVE
COMPENSATION                            |  |        |  |          |  |


I consent to future access of the Annual Reports and Proxy
Statements electronically via the Internet. I understand that the
Company may no longer distribute printed materials to me for any    |  |
future Stockholder Meeting until such consent is revoked.


I PLAN TO ATTEND THE ANNUAL MEETING                                 |  |


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2002.


Dated:_________________________________________________________, 2002


_____________________________________________________________________
                            Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                              FOLD AND DETACH HERE


IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

o Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for the Election of Directors or any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for the Election of Directors or Proposals 1, 2 or 3, you will hear the following instructions:

Election of      To VOTE FOR ALL nominees, press 1;
Directors:       To WITHHOLD FOR ALL nominees, press 9;
                 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 1, 2   You may make your selection at any time.
and 3:           To vote FOR, press 1;
                 To vote AGAINST, press 9;
                 To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING

                                                            Definitive Copy P

ENGLISH VERSION OF GERMAN LETTER
--------------------------------

            Hill Samuel Offshore Trust Company Ltd



Date :    April 1, 2002

To   :    Participants in the Phillips Petroleum Overseas
          Stock Savings Plan (Emden-Germany)


Dear Participant,

Enclosed is notice of the Annual Meeting of the Phillips
Petroleum Company Shareholders to be held on May 6, 2002 and proxy statement. Also enclosed is Phillips Petroleum
Company's 2001 Annual Report.

The Trustee of the Stock Savings Plan is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than April 29, 2002.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English.
Should you require any help in understanding the documentation, please do not hesitate to contact your Employee
Relations Department.


Yours faithfully
HILL SAMUEL OFFSHORE TRUST COMPANY LIMITED

                                                          Definitive Copy Q


                  PHILLIPS PETROLEUM OVERSEAS
              STOCK SAVINGS PLAN (EMDEN-GERMANY)

                    VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this
                         entire form.


I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel Offshore Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the Annual Meeting of Stockholders to be held on May 6, 2002 or at any adjournment thereof as follows:

PLEASE  INDICATE WITH AN "X" IN THE APPROPRIATE  BOX  HOW  YOU
WISH YOUR VOTE TO BE CAST.

      The Board of Directors recommends a vote FOR the Election of Directors and Proposal 1

                          FOR        WITHHOLD FOR ALL
     ELECTION OF         |   |           |   |
     DIRECTORS


     01  Norman R. Augustine       06  J.J. Mulva
     02  David L. Boren            07  J. Stapleton Roy
     03  Robert E. Chappell, Jr.   08  Randall L. Tobias
     04  Robert M. Devlin          09  Victoria J. Tschinkel
     05  Larry D. Horner           10  Kathryn C. Turner

     WITHHELD FOR (Write nominee name(s) in the space provided below):

     ------------------------------------------------



                          FOR     AGAINST    ABSTAIN

     Proposal 1 -
     APPOINTMENT OF
     INDEPENDENT         |  |       |  |       |  |
     AUDITORS



          The Board of Directors recommends votes
           AGAINST Stockholder Proposals 2 and 3

                           FOR    AGAINST    ABSTAIN
     Proposal 2 -
     ANWR REPORT           |  |     |  |       |  |


                           FOR    AGAINST    ABSTAIN
     Proposal 3 -
     EXECUTIVE             |  |     |  |       |  |
     COMPENSATION


NAME (in block capitals please)...............................

SIGNATURE.....................................................

DATE .........................................................

NOTES:
     1. Full details of the items are contained in the enclosed proxy statement.
     2. To be effective this form of direction must be mailed using the enclosed pre-addressed envelope to reach the Trustee no later than April 29, 2002.
     3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

THE  TRUSTEE  WILL KEEP YOUR VOTING INSTRUCTIONS  CONFIDENTIAL
AND  WILL  NOT  DIVULGE YOUR DIRECTIONS TO PHILLIPS  PETROLEUM
COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

                                                    Definitive Copy R


ENGLISH VERSION OF NORWEGIAN LETTER
-----------------------------------

            Hill Samuel Offshore Trust Company Ltd



Date :    April 1, 2002

To   :    Participants in the Phillips Petroleum Company
          Overseas Stock Savings Plan (Norway)


Dear Participant,

Enclosed is notice of the Annual Meeting of the Phillips
Petroleum Company Shareholders to be held on May 6, 2002 and proxy statement. Also enclosed is Phillips Petroleum
Company's 2001 Annual Report.

The Trustee of the Stock Savings Plan is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than April 29, 2002.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English.
Should you require any help in understanding the documentation, please do not hesitate to contact your Employee
Relations Department.


Yours faithfully
HILL SAMUEL OFFSHORE TRUST COMPANY LIMITED

                                              Definitive Copy S


                  PHILLIPS PETROLEUM OVERSEAS
                  STOCK SAVINGS PLAN (NORWAY)

                    VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this
                         entire form.



I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel Offshore Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the Annual Meeting of Stockholders to be held May 6, 2002 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU
WISH YOUR VOTE TO BE CAST.

      The Board of Directors recommends a vote FOR the Election of Directors and Proposal 1

                          FOR        WITHHOLD FOR ALL
     ELECTION OF
     DIRECTORS            |  |              |  |


     01  Norman R. Augustine       06  J.J. Mulva
     02  David L. Boren            07  J. Stapleton Roy
     03  Robert E. Chappell, Jr.   08  Randall L. Tobias
     04  Robert M. Devlin          09  Victoria J. Tschinkel
     05  Larry D. Horner           10  Kathryn C. Turner

     WITHHELD FOR (Write nominee name(s) in the space provided below):

     ------------------------------------------------



                          FOR     AGAINST    ABSTAIN

     Proposal 1 -
     APPOINTMENT OF
     INDEPENDENT          |  |      |  |       |  |
     AUDITORS



          The Board of Directors recommends votes
           AGAINST Stockholder Proposals 2 and 3

                          FOR     AGAINST     ABSTAIN
     Proposal 2 -
     ANWR REPORT          |  |      |  |       |  |


                          FOR     AGAINST     ABSTAIN
     Proposal 3 -
     EXECUTIVE            |  |      |  |       |  |
     COMPENSATION


NAME (in block capitals please)...............................

SIGNATURE.....................................................

DATE .........................................................

NOTES:
     1. Full details of the items are contained in the enclosed proxy statement.
     2. To be effective this form of direction must be mailed using the enclosed pre-addressed envelope to reach the Trustee no later than April 29, 2002.
     3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL
AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM
COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

                                             Definitive Copy T

               Mourant ECS Trustees Limited



Reference:     AT/NH

Date:          April 1, 2002



To:  Participants in The Employee Share Allocation Scheme of
     Phillips Petroleum Company United Kingdom Limited



Dear Participant,

Enclosed is notice of the Annual Meeting of Phillips Petroleum
Company Shareholders to be held on May 6, 2002 and proxy statement. Also enclosed is Phillips Petroleum Company's 2001
Annual Report.

The Trustee of the Share Allocation Scheme is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than April 29, 2002.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.


Yours faithfully
MOURANT ECS TRUSTEES LIMITED

P.O. Box 1310, 5th Floor, Mondial House, 102 George Street,
Croydon CR9 1TQ, ENGLAND Tel 020 8667 4000

                                                       Definitive Copy U



  THE EMPLOYEE SHARE ALLOCATION SCHEME OF PHILLIPS PETROLEUM
                COMPANY UNITED KINGDOM LIMITED
                    VOTING INSTRUCTION FORM
  Should you wish to vote, please complete and return this
                         entire form.



I, the undersigned being a participant in the Scheme, hereby instruct Mourant ECS Trustees Limited (the Trustee of the Scheme) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the Annual Meeting of Stockholders to be held on May 6, 2002 or at any adjournment thereof as follows:

PLEASE  INDICATE WITH AN "X" IN THE APPROPRIATE  BOX  HOW  YOU
WISH YOUR VOTE TO BE CAST.

      The Board of Directors recommends a vote FOR the Election of Directors and Proposal 1

                          FOR        WITHHOLD FOR ALL
     ELECTION OF
     DIRECTORS            |  |              |  |


     01  Norman R. Augustine       06  J.J. Mulva
     02  David L. Boren            07  J. Stapleton Roy
     03  Robert E. Chappell, Jr.   08  Randall L. Tobias
     04  Robert M. Devlin          09  Victoria J. Tschinkel
     05  Larry D. Horner           10  Kathryn C. Turner

     WITHHELD FOR (Write nominee name(s) in the space provided below):

     ------------------------------------------------

                          FOR     AGAINST    ABSTAIN

     Proposal 1 -
     APPOINTMENT OF
     INDEPENDENT          |  |      |  |       |  |
     AUDITORS



          The Board of Directors recommends votes
           AGAINST Stockholder Proposals 2 and 3

                          FOR     AGAINST    ABSTAIN
      Proposal 2 -
      ANWR REPORT         |  |      |  |       |  |


                          FOR     AGAINST    ABSTAIN
      Proposal 3 -
      EXECUTIVE           |  |      |  |       |  |
      COMPENSATION



NAME (in block capitals please)...............................

SIGNATURE.....................................................

DATE .........................................................

NOTES:
     1. Full details of the items are contained in the enclosed proxy statement.
     2. To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than April 29, 2002.
     3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

THE  TRUSTEE  WILL KEEP YOUR VOTING INSTRUCTIONS  CONFIDENTIAL
AND  WILL  NOT  DIVULGE YOUR DIRECTIONS TO PHILLIPS  PETROLEUM
COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

                                                  Definitive Copy V

                    INPC ESOP Trustee Limited



Date:          April 1, 2002



     To:  Participants in the INPC Employee Share Ownership
          Trust


Dear Participant,

Enclosed is a notice of the Annual Meeting of Phillips
Petroleum Company Shareholders to be held on May 6, 2002 and proxy statement. Also enclosed is Phillips Petroleum
Company's 2001 Annual Report.

The Trustee of the INPC Employee Share Ownership Trust is the registered holder of the shares and has the right to attend and vote at the Annual Meeting of Stockholders of Phillips Petroleum Company to be held on May 6, 2002. However, you are requested to instruct the Trustee on how to vote on the resolutions to be proposed at the meeting. If you wish to do so, you should complete the enclosed Ballot Paper at each location and return it, using the enclosed pre-paid envelope, or by personally delivering it to the locked ballot box, to reach the Trustee at INPC's office by not later than April 29, 2002.

Each Participant shall get only one (1) vote. The Trustee will vote all shares in the same way and same proportions as those for which the Trustee receives directions from other
Participants.

Yours faithfully



INPC ESOP Trustee


Whitegate, Midleton, County Cork, Ireland,
Tel. 353-21-462-2212
Reg. in Ireland Number 345315

                                                     Definitive Copy W



               INPC Employee Share Ownership Trust

                          BALLOT PAPER
 Should you wish to vote, please complete and return this entire form.


Being a Participant in the Trust, I hereby instruct INPC ESOP Trustee Limited (the Trustee of the Trust) to vote or cause to be voted my notionally allocated portion of any Common Stock of Phillips Petroleum Company held by them and entitled to vote at the Annual Meeting of Stockholders to be held on May 6, 2002 or at any adjournment thereof as follows:

PLEASE  INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU  WISH
YOUR VOTE TO BE CAST.  DO NOT SIGN OR MAKE ANY OTHER MARK ON THIS
BALLOT  PAPER OR YOUR BALLOT WILL BE REJECTED AND YOUR VOTE  WILL
NOT BE COUNTED.

      The Board of Directors recommends a vote FOR the Election of Directors and Proposal 1

                          FOR        WITHHOLD FOR ALL
     ELECTION OF
     DIRECTORS            |  |            |  |


     01  Norman R. Augustine       06  J.J. Mulva
     02  David L. Boren            07  J. Stapleton Roy
     03  Robert E. Chappell, Jr.   08  Randall L. Tobias
     04  Robert M. Devlin          09  Victoria J. Tschinkel
     05  Larry D. Horner           10  Kathryn C. Turner

     WITHHELD FOR (Write nominee name(s) in the space provided below):

     ------------------------------------------------



                          FOR     AGAINST    ABSTAIN

     Proposal 1 -
     APPOINTMENT OF
     INDEPENDENT          |  |      |  |       |  |
     AUDITORS



          The Board of Directors recommends votes
           AGAINST Stockholder Proposals 2 and 3

                          FOR    AGAINST     ABSTAIN
     Proposal 2 -
     ANWR REPORT          |  |     |  |        |  |


                          FOR    AGAINST     ABSTAIN
     Proposal 3 -
     EXECUTIVE            |  |     |  |        |  |
     COMPENSATION


NOTES:
     1.   Full details of the items are contained in the enclosed
          proxy statement.
     2. To be effective this form of direction must be mailed using the enclosed pre-paid envelope or personally returned to the locked ballot box to reach the Trustee no later than April 29, 2002.
     3. Any mark on this ballot or mailing envelope other than marking the boxes provided, will render this ballot invalid.
     4. Each Participant shall get only one (1) vote. The Trustee will vote all shares in the same way and same proportions as those for which the Trustee receives directions from other Participants.

THE  TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL  AND
WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR
ANY OF ITS SUBSIDIARY COMPANIES.


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